SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 13, 2003


                                  KIMMINS CORP.
               (Exact name of registrant as specified in charter)


                        Commission File Number 001-10489


           Florida                                        59-2545167
  (State or other jurisdiction of              (IRS Employer Identification No.)
         incorporation)


  1501 Second Avenue East
          Tampa, Florida                                 33605
 (Address of principal executive offices)              (Zip Code)




        Registrant's telephone number including area code (813) 248-3878



  (Former name or former address, if changed since last report) Not Applicable

ITEM 5.  OTHER EVENTS.

     On March 13, 2003, Kimmins Corp. ("Kimmins") issued a press release announcing the approval of a one-for-100 reverse stock split. Kimmins hereby incorporates by reference herein the information set forth in its Press Release dated March 13, 2003, a copy of which is attached hereto as Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial Statements of Kimmins Corp.:

          Not applicable.

     (b)  Pro Forma Financial Information:

          Not applicable.

     (c)  Exhibits:

          99.1*          Press Release dated March 13, 2003

----------------------------

*    Filed herewith.


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


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  KIMMINS CORP.



Date: March 13, 2003              By: /s/ Karl Burgin
                                      -------------------------------------
                                      Karl Burgin
                                      Chief Financial Officer





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